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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): April 14, 2003


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


         New York                      1-14128                  11-3096941
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5. Other Events


     Emerging Vision, Inc. issued a press release on April 24, 2003 regarding the announcement of the completion of its shareholder rights offering, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Not Applicable.

(c) The following exhibit is filed with this report:

Exhibit No.       Document

     99.1 Press Release, dated April 24, 2003, with respect to the completion of the Registrant's rights offering of shares of its common stock and warrants to purchase additional shares of common stock.








                          [Signature on following page]

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMERGING VISION, INC.


                                       By:   /s/ Christopher G. Payan
                                          -----------------------------------
                                       Name:  Christopher G. Payan
                                       Title: Senior Vice President,
                                              Co-Chief Operating Officer and
                                              Chief Financial Officer


Date:    April 25, 2003



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                                  EXHIBIT INDEX



Exhibit No.       Document

     99.1 Press Release, dated April 24, 2003, with respect to the completion of the Registrant's rights offering of shares of its common stock and warrants to purchase additional shares of common stock.




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                                                                EXHIBIT NO. 99.1


                                                           FOR IMMEDIATE RELEASE


                              EMERGING VISION, INC.
                   ANNOUNCES COMPLETION OF ITS RIGHTS OFFERING

     Garden City, New York (Business Wire) - April 24, 2003 - Emerging Vision, Inc. (OTCBB: ISEE.OB) today announced the completion of its rights offering to holders of its outstanding common stock as of February 25, 2003. The offering involved 50,000,000 units, each composed of one newly issued share of common stock and a 12-month warrant to purchase one additional share of common stock at an exercise price of $0.05 per share, for a maximum aggregate amount of $2,000,000.

     The subscription period ended April 14, 2003. Approximately 92,700,000 units were subscribed for in the offering. As a result of the offering, 50,000,000 new shares of common stock and warrants to purchase 50,000,000 additional shares of common stock were issued, resulting in gross proceeds of $2,000,000.


About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores and one of the largest franchised optical chains in the United States, with approximately 186 franchised and Company-owned stores located in 23 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com